North American Pivotal Trial
Review

Outcomes of a Randomized, Controlled,
Trial to Evaluate Augment Bone Graft
(rhPDGF-BB/ß-TCP) as a Replacement
for Autograft in Hindfoot and Ankle
Fusion

2010 AOFAS Annual Summer Meeting

Washington, DC

Presented By:  Tim Daniels, MD – Toronto, ON

Disclosure

Disclosures available on AOFAS Meeting Book

In the United States, Augment Bone Graft is an
investigational product and is not available for sale

In Canada, Augment Bone Graft is an approved Class IV
medical device and is indicated as a replacement for
autograft in ankle, hindfoot and midfoot fusion surgery

Augment™ Bone Graft ( rhPDGF-BB/ß-TCP)

Developed as a fully synthetic
replacement for autograft

Recombinant PDGF (rhPDGF-BB)

FDA approved for tissue regeneration

periodontal bone defects (GEM 21S®)

diabetic foot ulcers (Regranex®)

Prior Studies in Orthopedics

pilot studies: foot/ankle, wrist

Pivotal Trial Objectives

HYPOTHESIS:  Augment Bone Graft (rhPDGF-BB/ß-TCP) is
non-inferior to autograft when used as a healing adjunct during hindfoot and ankle fusion surgery

PRIMARY ENDPOINT: % patients fused by CT scan at 6
months, defined as ≥50% osseous bridging across the joint
surface (per Coughlin et al.)

2° ENDPOINTS:  Safety:  Adverse Events, Complications

Efficacy: Clinical Healing, additional
 radiographic endpoints (XR,CT), delayed/non
 union rate

QOL:  Pain, function indices

Study Protocol

2:1 randomization,  Augment™ (rhPDGF-BB/ß-TCP): Autograft

Autograft from iliac crest, Gerdy’s, distal tibia, calcaneus

Std joint preparation, ORIF using ≤ 3 screws/joint

Post-op immobilization for 12 wks, NWB first 6 wk

CT evaluation:  9, 16, 24, 36 wks

XR evaluation:  1-3, 6, 9, 12, 16, 24, 36 and 52 wks

Clinical assessment: pain, QOL, functional outcomes

Serum screening for antibody formation (pre/post-op)

CT/XR analysis by independent radiologist

Non-inferiority statistical analysis

Statistically powered sample size

Largest clinical study ever
performed in foot and ankle

434 patients

37 clinical centers (USA/CAN)

72 investigators

First of its kind with a
recombinant protein

Study Scope

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Study Demographics

All Patients

n= 434

Augment™

n= 285

Autograft

n=149

Sex (M/F)

49.8% / 49.1%

46.3% / 52.3%

56.4% / 43.0%

Age (Mean)

56.6 years

56.2 years

57.5 years

BMI (Mean)

30.8

30.7

31.1

Diagnosis

    Post Traumatic OA

48.2%

48.8%

47.0%

    Primary Arthritis

34.3%

32.6%

37.6%

    Rheumatoid

6.7%

8.4%

3.4%

    Other

9.7%

8.8%

11.4%

Risk Factors

    Obesity (BMI>30)

48.4%

46.3%

52.3%

    Smoking History

24.2%

24.9%

22.8%

    Prior Surgery

23.3%

22.8%

24.2%

    Diabetes

12.0%

11.2%

13.4%

Clinical Example, Ankle

Radiographic Assessment

3 months

Post-op

Radiographs and clinical
evaluation useful but not
always reliable

CT Assessment

6 weeks

Post-op

Multiple areas of

Osseous-bridging

Patient Accountability

Screened Population

n=457 (456*)

*Less one subject screened twice

Randomized Population

n=435

ITT Population

n=434

Augment (285)/Autograft (149)

mITT Population

n=397

Augment (260)/Autograft (137)

Not randomized

n=21

Not randomized

prior to treatment

n=1

Excluded from mITT

n=17

Augment (12)/Autograft (5)

Safety Population

(Treated), n=414

Augment (272)/Autograft (142)

Not treated

n=20

Augment (13)/Autograft (7)

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Radiographic Endpoints -36/52 wks

Augment

N=260

Joints=394

Autograft

N=137

Joints=203

Non-
Inferiority

(p-value)

CT Fusion - 36 wks

Full Complement of Joints

63.5%

69.3%

No (0.202)

All Joints

68.8%

73.9%

No (0.103)

XR Fusion (3 views) - 52 wks

Full Complement of Joints

36.9%

36.5%

Yes (0.020)

All Joints

48.5%

44.3%

Yes (<0.001)

XR Fusion (2 views) - 52 wks

Full Complement of Joints

70.8%

75.2%

No (0.115)

All joints

77.2%

77.8%

Yes (0.050)

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Radiographic Endpoints – 24 wks

Augment

N=260

Joints=394

Autograft

N=137

Joints=203

Non-
Inferiority

(p-value)

CT Fusion Rate

Full complement of joints

61.2%

62.0%

Yes (0.038)

All joints

66.5%

62.6%

Yes (<0.001)

XR Fusion (3 views)

Full complement of joints

30.8%

32.8%

No (0.054)

All joints

38.3%

37.9%

Yes (0.007)

XR Fusion (2 views)

Full complement of joints

60.8%

66.4%

No (0.194)

All joints

67.5%

70.9%

Yes (0.049)

Radiographic Endpoints - 36/52 wks

Augment

N=260

Joints=394

Autograft

N=137

Joints=203

Non-
Inferiority

(p-value)

CT Fusion - 36 wks

Full Complement of Joints

63.5%

69.3%

No (0.202)

All Joints

68.8%

73.9%

No (0.103)

XR Fusion (3 views) - 52 wks

Full Complement of Joints

36.9%

36.5%

Yes (0.020)

All Joints

48.5%

44.3%

Yes (<0.001)

XR Fusion (2 views) - 52 wks

Full Complement of Joints

70.8%

75.2%

No (0.115)

All joints

77.2%

77.8%

Yes (0.050)

Successful fusion but

Missed 36 wk CT-scan

N = 8

N = 1

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Clinical Endpoints – 52 wks

Augment

N=260

Joints=394

Autograft

N=137

Joints=203

Non-Inferiority

(p-value)

Clinical Healing

(Investigator Assessed)

Patient Level

87.7%

88.3%

Yes (0.003)

Full complement of joints

86.2%

87.6%

Yes (0.008)

All joints

88.3%

87.2%

Yes (<0.001)

Nonunion

4.2%

5.8%

Yes (<0.001)

Clinical Success

76.9%

78.1%

Yes (0.022)

Therapeutic Failure

7.3%

8.0%

Yes (<0.001)

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Functional Endpoints – 52 wks

Augment

N=260

Autograft

N=137

Non-
Inferiority

(p-value)

SF-12 (Mean PCS)

42.4

45.0

Yes (<0.001)

Foot Fusion Index
(Mean Total)

20.1

17.5

Yes (0.012)

AOFAS Ankle-Hindfoot
Scale

77.8

78.2

Yes (<0.001)

VAS Pain Scores

Fusion Site

13.2

12.9

Yes (<0.001)

Weight Bearing

15.6

15.8

Yes (<0.001)

Graft Site Pain (any)

(% of pts)

0

44%

Yes (<0.001)

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Safety Endpoints – 52 wks

Augment

N=272

Autograft

N=142

P-value

(Fisher Exact Test)

Serious
Treatment
Emergent AE’s

10.3%

14.8%

No difference

(0.201)

Complications

(Surgically
Related)

23.9%

30.3%

No difference

(0.195)

Complications

(Serious)

5.1%

6.3%

No difference

(0.654)

Infections

8.5%

11.3%

No difference

(0.378)

Pivotal Trial Data Summary

Augment Bone Graft met the primary endpoint of the study –
statistically significant non-inferiority to autograft per CT fusion rate at 24 wks

52 wk non-union rate (4.2% augment vs 5.8% autograft) is
consistent with the published literature, despite high
percentage of patients (75%) with risk factors for poor healing

Radiographic, clinical and functional assessments at 24 and 52 weeks demonstrate comparability to autograft, the standard
adjunct for bone healing in reconstructive orthopedic surgery

52 week data support reliability of fusion for both Augment and autograft groups (no patients regressed between 24&52 weeks)

Discussion/Conclusions

Harvesting autograft is a time-consuming procedure; which is associated with potential complications and prolonged post-
operative patient pain

Augment Bone Graft treated patients experienced fewer serious adverse events and were spared the pain and morbidity of bone graft harvest

There are few materials that have been shown to be equivalent to autograft in large RCT studies – none indicated for use in foot and ankle surgery

The results from this study establish Augment Bone Graft as a safe an effective alternative to autograft in hindfoot and ankle surgery